SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT — September 25, 2003
(Date of Earliest Event Reported)

MAGELLAN HEALTH SERVICES, INC.
(Exact name of registrant as specified in its charter)

Commission File No. 1-6639

Delaware	58-1076937
(State of Incorporation)	(I.R.S. Employer Identification No.)

6950 Columbia Gateway Drive Suite 400 Columbia, Maryland	21046
(Address of principal executive offices)	Zip Code

Registrant’s telephone number, including area code: (410) 953-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5.            Other Events and Required Regulation FD Disclosure.

On September 25, 2003, Magellan Health Services, Inc. (“Magellan”), filed with the U.S. Bankruptcy Court for the Southern District of New York(the “Court”) certain exhibits to its Third Joint Amended Plan of Reorganization (the “Plan”).  Magellan filed with the Court its plan of reorganization and a proposed Disclosure Statement with respect to the Plan on August 18, 2003.  A copy of the Third Joint Amended Joint Plan of Reorganization and a copy of the Disclosure Statement with respect to the Third Joint Amended Joint Plan of Reorganization, each as filed with the Court, were filed with the U.S. Securities and Exchange Commission as Exhibits 2(a) and 2(b), respectively, to Magellan’s Current Report on Form 10-Q dated August 19, 2003.

The exhibits to the Plan filed with the court by Magellan include:  (i) the form of the certificate of incorporation and bylaws for Magellan as it will be reorganized under the Plan, (ii) the form of indenture with respect to new notes which may be issued under the Plan, (iii) the form of warrant agreement with respect to warrants potentially to be issued under the Plan to holders of Magellan preferred stock and common stock in partial exchange for such interests, (iv) the form of management incentive plan to be established for the management of the reorganized company, (v), the form of new note to be issued to Aetna Inc. (“Aetna”) under the Plan, (vi) the form of warrant for Aetna to purchase 1.0% of the common stock of the reorganized company, (vii) the form of master service agreement, dated as of August 5, 1997, by and among Aetna, Magellan and Magellan’s subsidiary Human Affairs International, as amended, (viii) the form of registration rights agreement which Magellan will enter into for the benefit of certain holders of common shares of Magellan upon consummation of the Plan, (ix) the form of employment agreement for Steven J. Shulman, Dr. Rene Lerer and Mark S. Demilio, the senior executives of Magellan, as discussed below, (x) the form of equity commitment letter and definitive subscription agreement by and between Magellan and Onex Corporation, which implements the equity commitment letter.  Each of these matters is discussed in the Disclosure Statement.  A copy of each of these exhibits is attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7, 99.8, 99.9, 99.10, 99.11, 99.12 respectively, and are incorporated by reference herein.

In connection with this filing, Magellan advised the court that material terms of the employment agreements between Magellan and each of Steve Shulman, Rene Lerer and Mark S. Demilio are still being negotiated.  There can be no assurance that a final agreement will be reached related to their continued employment for a period extending beyond the 45 days after the consummation of the Plan to which they have already committed to continue in Magellan’s employ.  Magellan will disclose, at or prior to the October 8, 2003 confirmation hearing on the Plan, whether there have been agreements as to their employment and the final terms of such employment.

Magellan did not file certain of the exhibits provided for by the Plan.  A form of senior secured credit agreement was not filed because it intends to pay its senior secured lenders in full, in cash.  However, a new form of senior secured credit agreement will be filed at a later date in the event they determine it is necessary.  Forms of guarantees and security agreements related to the new note to be issued to Aetna under the Plan and Aetna’s option to purchase Aetna-dedicated business were not filed, pending agreement on them between Aetna and Magellan, with the consent of Onex Corporation and the official unsecured creditors’ committee, and will be filed at a later date.

As previously disclosed, the Court approved the Disclosure Statement with respect to the Plan on August 19, 2003.  On August 29, 2003, Magellan circulated the Disclosure Statement to Magellan’s creditors to solicit their votes on whether to approve the Plan.  On September 4, 2003, Disclosure Statements were sent to certain additional creditors who were originally mistakenly sent mailings for an unimpaired class of creditors.  The voting deadline is 4:00 p.m. (Eastern Time) on September 30, 2003 for those creditors whose disclosure statements were sent on August 29, 2003 and 4:00 p.m. (Eastern Time) on October 6, 2003 for those whose disclosure statements were sent on September 4, 2003.  The deadline for parties in interest to object to the Plan was 4:00 p.m. (Eastern Time) September 25, 2003 for those creditors whose disclosure statements were sent on August 29, 2003 and  not extended and remains 4:00 p.m. (Eastern Time) on October 6, 2003 for those whose disclosure statements were sent on September 4, 2003.  A hearing on confirmation of the Plan is scheduled for October 8, 2003.  If the Plan is confirmed at or about the time of the scheduled hearing, Magellan currently expects that the Plan will become effective during the fourth quarter of 2003.

Item 7.            Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements

Not applicable.

(b)	Pro Forma Financial Information

Not applicable

(c)	Exhibits.

Exhibit No.	Description

99.1	Form of Amended and Restated Certificate of incorporation of Magellan Health Services, Inc., as filed with the U.S. Bankruptcy Court for the Southern District of New York on September 25, 2003

99.2	Form of Amended and Restated By-Laws of Magellan Health Services, Inc., as filed with the U.S. Bankruptcy Court for the Southern District of New York on September 25, 2003

99.3	Form of Indenture between Magellan Health Services, Inc. and HSBC Bank or another indenture trustee, as filed with the U.S. Bankruptcy Court for the Southern District of New York on September 25, 2003

99.4	Form of Warrant Agreement between Magellan Health Services, Inc. and a warrant agent, as filed with the U.S. Bankruptcy Court for the Southern District of New York on September 25, 2003

99.5	Form of New Long-Term Incentive Plan of Magellan Health Services, Inc., as filed with the U.S. Bankruptcy Court for the Southern District of New York on September 25, 2003

99.6

Form of New Aetna Note to be issued by Magellan Health Services, Inc. to Aetna Inc. with a final maturity date of December 31, 2005, as filed with the U.S. Bankruptcy Court for the Southern District of New York on September 25, 2003

99.7

Form of New Aetna Warrant to purchase 1.0% of the common stock of Magellan Health Services Inc., exercisable on or after January 1, 2006, as filed with the U.S. Bankruptcy Court for the Southern District of New York on September 25, 2003

99.8

Form of Master Service Agreement, dated as of August 5, 1997, by and among Aetna, Magellan Health Services, Inc. and HAI, as amended, , as filed with the U.S. Bankruptcy Court for the Southern District of New York on September 25, 2003 (incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K dated March 12, 2003).

99.9

Form of Registration Rights Agreement among Magellan Health Services, Inc., Onex American Holdings II LLC, Aetna, Inc., and               , as filed with the U.S. Bankruptcy Court for the Southern District of New York on September 25, 2003

99.10	Form of Employment Agreement for Steven J. Shulman, Dr. Rene Lerer and Mark S. Demilio, as filed with the U.S. Bankruptcy Court for the Southern District of New York on September 25, 2003

99.11

Equity Commitment Letter dated July 14, 2003, by and between Magellan Health Services, Inc. and Onex Corporation (incorporated by reference to Exhibit 99.1 to the Company’s current report on Form 8-K dated July 3, 2003)

99.12	Form of Definitive Subscription Agreement by and between Magellan Health Services, Inc. and Onex Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGELLAN HEALTH SERVICES, INC.

By:	/s/ Mark S. Demilio
	Name:	Mark S. Demilio
	Title:	Chief Financial Officer

Dated:  September 25, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Form of Amended and Restated Certificate of incorporation of Magellan Health Services, Inc., as filed with the U.S. Bankruptcy Court for the Southern District of New York on September 25, 2003

99.2	Form of Amended and Restated By-Laws of Magellan Health Services, Inc., as filed with the U.S. Bankruptcy Court for the Southern District of New York on September 25, 2003

99.3	Form of Indenture between Magellan Health Services, Inc. and HSBC Bank or another indenture trustee, as filed with the U.S. Bankruptcy Court for the Southern District of New York on September 25, 2003

99.4	Form of Warrant Agreement between Magellan Health Services, Inc. and a warrant agent, as filed with the U.S. Bankruptcy Court for the Southern District of New York on September 25, 2003

99.5	Form of New Long-Term Incentive Plan of Magellan Health Services, Inc., as filed with the U.S. Bankruptcy Court for the Southern District of New York on September 25, 2003

99.6

Form of New Aetna Note to be issued by Magellan Health Services, Inc. to Aetna Inc. with a final maturity date of December 31, 2005, as filed with the U.S. Bankruptcy Court for the Southern District of New York on September 25, 2003

99.7

Form of New Aetna Warrant to purchase 1.0% of the common stock of Magellan Health Services Inc., exercisable on or after January 1, 2006, as filed with the U.S. Bankruptcy Court for the Southern District of New York on September 25, 2003

99.8

Form of Master Service Agreement, dated as of August 5, 1997, by and among Aetna, Magellan Health Services, Inc. and HAI, as amended, , as filed with the U.S. Bankruptcy Court for the Southern District of New York on September 25, 2003 (incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K dated March 12, 2003).

99.9

Form of Registration Rights Agreement among Magellan Health Services, Inc., Onex American Holdings II LLC, Aetna, Inc., and               , as filed with the U.S. Bankruptcy Court for the Southern District of New York on September 25, 2003

99.10	Form of Employment Agreement for Steven J. Shulman, Dr. Rene Lerer and Mark S. Demilio, as filed with the U.S. Bankruptcy Court for the Southern District of New York on September 25, 2003

99.11

Equity Commitment Letter dated July 14, 2003, by and between Magellan Health Services, Inc. and Onex Corporation (incorporated by reference to Exhibit 99.1 to the Company’s current report on Form 8-K dated July 3, 2003)

99.12	Form of Definitive Subscription Agreement by and between Magellan Health Services, Inc. and Onex Corporation